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                          ZENITH NATIONAL INSURANCE CORP.



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                                     INDENTURE

                             Dated as of July 30, 1998



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                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                      Trustee


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                           8.55% Subordinated Deferrable
                            Interest Debentures Due 2028




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

                                 TABLE OF CONTENTS

                                                                                 Page
ARTICLE I           Definitions and Other Provisions of General Application....     3
     SECTION 1.01.  Definitions................................................     3
     SECTION 1.02.  Compliance Certificates and Opinions.......................    16
     SECTION 1.03.  Form of Documents Delivered to Trustee.....................    16
     SECTION 1.04.  Acts of Holders; Record Dates..............................    17
     SECTION 1.05.  Notices, Etc., to the Trustee and the Company..............    20
     SECTION 1.06.  Notice to Holders; Waiver..................................    20
     SECTION 1.07.  Conflict with Trust Indenture Act..........................    21
     SECTION 1.08.  Effect of Headings and Table of Contents...................    21
     SECTION 1.09.  Successors and Assigns.....................................    21
     SECTION 1.10.  Separability Clause........................................    21
     SECTION 1.11.  Benefits of Indenture......................................    21
     SECTION 1.12.  Governing Law..............................................    22
     SECTION 1.13.  Legal Holidays.............................................    22

ARTICLE II          Security Forms.............................................    22
     SECTION 2.01.  Forms Generally............................................    22

ARTICLE III         The Securities.............................................    23
     SECTION 3.01.  Title and Terms............................................    23
     SECTION 3.02.  Denominations..............................................    25
     SECTION 3.03.  Execution, Authentication, Delivery and Dating.............    25
     SECTION 3.04.  Temporary Securities.......................................    26
     SECTION 3.05.  Registration, Registration of Transfer and Exchange........    26
     SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities...........    28
     SECTION 3.07.  Payment of Interest; Interest Rights Preserved.............    29
     SECTION 3.08.  Persons Deemed Owners......................................    30
     SECTION 3.09.  Cancellation...............................................    31

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     SECTION 3.10.  Right of Set Off...........................................    31
     SECTION 3.11.  CUSIP Numbers..............................................    31
     SECTION 3.12.  Deferral of Interest Payments; Notice of Deferral..........    32
     SECTION 3.13.  Paying Agent and Security Registrar........................    33
     SECTION 3.14.  Global Debenture...........................................    33
     SECTION 3.15.  Agreed Tax Treatment.......................................    35
     SECTION 3.16.  Legends....................................................    36
     SECTION 3.17.  Transfer and Exchange......................................    36

ARTICLE IV          Satisfaction and Discharge.................................    38
     SECTION 4.01.  Satisfaction and Discharge of Indenture....................    38
     SECTION 4.02.  Applications of Trust Money................................    40

ARTICLE V           Remedies...................................................    40
     SECTION 5.01.  Events of Default..........................................    40
     SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.........    42
     SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement
                    by Trustee.................................................    44
     SECTION 5.04.  Trustee May File Proofs of Claim...........................    44
     SECTION 5.05.  Trustee May Enforce Claims Without Possession of
                    Securities.................................................    45
     SECTION 5.06.  Application of Money Collected.............................    45
     SECTION 5.07.  Limitation on Suits........................................    46
     SECTION 5.08.  Unconditional Right of Holders to Receive Principal
                    and Interest...............................................    47
     SECTION 5.09.  Restoration of Rights and Remedies.........................    47
     SECTION 5.10.  Rights and Remedies Cumulative.............................    47
     SECTION 5.11.  Delay or Omission Not Waiver...............................    48
     SECTION 5.12.  Control by Holders.........................................    48
     SECTION 5.13.  Waiver of Past Defaults....................................    48
     SECTION 5.14.  Undertaking for Costs......................................    49
     SECTION 5.15.  Waiver of Stay or Extension Laws...........................    49
     SECTION 5.16.  Enforcement by Holders of Capital Securities...............    50

ARTICLE VI          The Trustee................................................    50
     SECTION 6.01.  Certain Duties and Responsibilities........................    50
     SECTION 6.02.  Notice of Defaults.........................................    51
     SECTION 6.03.  Certain Rights of Trustee..................................    51

                                       ii

     SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities.....    53
     SECTION 6.05.  May Hold Securities........................................    53
     SECTION 6.06.  Money Held in Trust........................................    53
     SECTION 6.07.  Compensation and Reimbursement.............................    53
     SECTION 6.08.  Disqualification; Conflicting Interests....................    54
     SECTION 6.09.  Corporate Trustee Required; Eligibility....................    54
     SECTION 6.10.  Resignation and Removal; Appointment of Successor..........    54
     SECTION 6.11.  Acceptance of Appointment by Successor.....................    56
     SECTION 6.12.  Merger, Conversion, Consolidation or Succession to
                    Business...................................................    57
     SECTION 6.13.  Preferential Collection of Claims Against Company..........    57

ARTICLE VII         Holders' Lists and Reports by Trustee and Company..........    58
     SECTION 7.01.  Company to Furnish Trustee Names and Addresses of Holders..    58
     SECTION 7.02.  Preservation of Information; Communications to Holders.....    58
     SECTION 7.03.  Reports by Trustee.........................................    59
     SECTION 7.04.  Reports by Company.........................................    59
     SECTION 7.05.  Tax Reporting..............................................    60

ARTICLE VIII        Consolidation, Merger, Conveyance, Transfer or Lease.......    60
     SECTION 8.01.  Company May Consolidate, Etc., Only on Certain Terms.......    60
     SECTION 8.02.  Successor Substituted......................................    62

ARTICLE IX          Supplemental Indentures....................................    62
     SECTION 9.01.  Supplemental Indentures Without Consent of Holders.........    62
     SECTION 9.02.  Supplemental Indentures with Consent of Holders............    63
     SECTION 9.03.  Execution of Supplemental Indentures.......................    65

                                       iii

     SECTION 9.04.  Effect of Supplemental Indentures..........................    65
     SECTION 9.05.  Reference in Securities to Supplemental Indentures.........    65

ARTICLE X           Covenants; Representations and Warranties..................    66
     SECTION 10.01. Payment of Principal and Interest..........................    66
     SECTION 10.02. Maintenance of Office or Agency............................    66
     SECTION 10.03. Money for Security Payments to Be Held in Trust............    67
     SECTION 10.04. Statement by Officers as to Default........................    68
     SECTION 10.05. Limitation on Dividends; Transactions with Affiliates;
                    Covenants as to the Trust..................................    68
     SECTION 10.06. Payment of Expenses of the Trust...........................    69

ARTICLE XI          Redemption of Securities...................................    71
     SECTION 11.01. Right of Redemption........................................    71
     SECTION 11.02. Applicability of Article...................................    71
     SECTION 11.03. Election to Redeem; Notice to Trustee......................    71
     SECTION 11.04. Selection by Trustee of Securities to Be Redeemed..........    71
     SECTION 11.05. Notice of Redemption.......................................    72
     SECTION 11.06. Deposit of Redemption Price................................    73
     SECTION 11.07. Securities Payable on Redemption Date......................    73
     SECTION 11.08. Securities Redeemed in Part................................    74
     SECTION 11.09. Optional Redemption........................................    74
     SECTION 11.10. Special Event Redemption...................................    75

ARTICLE XII         Subordination of Securities................................    76
     SECTION 12.01. Agreement to Subordinate...................................    76
     SECTION 12.02. Default on Senior Indebtedness.............................    76
     SECTION 12.03. Liquidation; Dissolution; Bankruptcy.......................    77
     SECTION 12.04. Subrogation................................................    79
     SECTION 12.05. Trustee to Effectuate Subordination........................    80
     SECTION 12.06. Notice by the Company......................................    80
     SECTION 12.07. Rights of the Trustee: Holders of Senior Indebtedness......    82
     SECTION 12.08. Subordination May Not Be Impaired..........................    82

               INDENTURE, dated as of July 30, 1998, between ZENITH NATIONAL INSURANCE CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), and Norwest Bank Minnesota, National Association, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

          WHEREAS Zenith National Insurance Capital Trust I, a Delaware business trust (the "Trust"), formed under the Amended and Restated Declaration of Trust among the Company, as Sponsor, Norwest Bank Minnesota, National Association, as property trustee (the "Property Trustee"), and Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee"), and Stanley R. Zax and Fredricka Taubitz, as Regular Trustees (the "Regular Trustees"), dated as of July 30, 1998 (the "Declaration"), pursuant to the Purchase Agreement (the "Purchase Agreement") dated July 27, 1998, among the Company, the Trust and the Purchasers named therein, will issue and sell up to $75,000,000 aggregate liquidation amount of its 8.55% Capital Securities (the "Capital Securities") with a liquidation amount of $1,000 per Capital Security, having an aggregate liquidation amount with respect to the assets of the Trust of $75,000,000;

          WHEREAS the trustees of the Trust, on behalf of the Trust, will execute and deliver to the Company Common Securities evidencing an ownership interest in the Trust, registered in the name of the Company, in an aggregate amount equal to at least three percent (3%) of the capitalization of the Trust, equivalent to 2,320 Common Securities, with a liquidation amount of $1,000 per Common Security, having an aggregate liquidation amount with respect to the assets of the Trust of $2,320,000 (the "Common Securities");

          WHEREAS the Trust will use the proceeds from the sale of the Capital Securities and the Common Securities to purchase from the Company, Securities (as defined below) in an aggregate principal amount of $77,320,000;

          WHEREAS the Company is guaranteeing the payment of distributions on the Capital Securities, and payment of the Redemption Price or Special Event Redemption Price, as applicable (each as defined herein) and payments on liquidation of the Trust with respect to the Capital Securities, to the extent provided in the Capital Securities Guarantee Agreement (the "Guarantee") between the Company and Norwest Bank Minnesota, National Association, as Capital Securities Guarantee Trustee, for the benefit of the holders of the Capital Securities from time to time;

          WHEREAS the Company has duly authorized the creation of and issue of its 8.55% Subordinated Deferrable Interest Debentures due 2028 (the "Securities"), of substantially the tenor and amount hereinafter set forth and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and

          WHEREAS all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with the terms of the Securities and this Indenture, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

                             DEFINITIONS AND OTHER
                       PROVISIONS OF GENERAL APPLICATION

          SECTION 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular article, section or other subdivision.

          "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

          "Additional Payments" means Compounded Interest and Additional Interest, if any.

          "Additional Interest" has the meaning specified in Section 3.01.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Federal Reserve Board and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be interpolated and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, in each case calculated on the third Business Day preceding the redemption date, plus in each case .25%.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Registrar, Security Registrar, Paying Agent or co-registrar.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the secretary or an assistant secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in Los Angeles, California, New York, New York or Minneapolis, Minnesota are authorized or required by law or executive order to remain closed.

          "Capital Securities" has the meaning specified in the Recitals to this instrument.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

          "Common Securities" has the meaning specified in the Recitals to this instrument.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its chairman of the Board of Directors, its vice chairman of the Board of Directors, its president or a vice president, and by its treasurer, an assistant treasurer, its secretary or an assistant secretary, and delivered to the Trustee.

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life of the Securities to be prepaid that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Securities to be prepaid. If no United States Treasury security has a maturity which is within a period from three months before to three months after a maturity corresponding to the Remaining Life of the Securities to be prepaid, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the Adjusted Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

          "Comparable Treasury Price" means, with respect to any prepayment date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such prepayment date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the five Reference Treasury Dealer Quotations for such prepayment date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

          "Compounded Interest" has the meaning specified in Section 3.12.

          "Corporate Trust Office" means the principal office of the Trustee in Minneapolis, Minnesota, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is Sixth & Marquette, Minneapolis, Minnesota 55479-0069 Attn: Corporate Trust Administration.

          "Declaration" has the meaning specified in the Recitals of this instrument.

          "Defaulted Interest" has the meaning specified in Section 3.07.

          "Deferral Period" has the meaning specified in Section 3.12.

          "Delaware Trustee" has the meaning given it in the Recitals of this instrument.

          "Depositary" has the meaning specified in the Declaration.

          "Dissolution Event" shall mean the liquidation of the Trust pursuant to the Declaration, and the distribution of the Securities held by the Property Trustee to the holders of the Trust Securities issued by the Trust PRO RATA in accordance with the Declaration.

          "Event of Default" has the meaning specified in Section 5.01.

          "Expiration Date" has the meaning specified in Section 1.04(d).

          "Global Debenture" has the meaning specified in Section 3.14.

          "Guarantee" has the meaning specified in the Recitals to this instrument.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date" has the meaning specified in Section 3.01.

          "Investment Company Event" means the receipt by the Company and the Trust of an opinion of counsel experienced in such matters, who shall not be an officer or employee of the Company or its Affiliates, to the effect that, as a result of the occurrence of a change in law or regulation or change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an investment company that is required to be registered under the Investment Company Act of 1940, as amended, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Capital Securities.

          "Make-Whole Premium" has the meaning specified in Section 11.09.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration, call for redemption or otherwise.

          "90 Day Period" has the meaning specified in Section 11.10.

          "Non Book-Entry Capital Securities" has the meaning specified in
Section 3.14.

          "Officers' Certificate" means a certificate signed by the chairman of the Board of Directors, the vice chairman of the Board of Directors, the president or a vice president, and by the treasurer, an assistant treasurer, the secretary or an assistant secretary of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.04 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities there-tofore authenticated and delivered under this Indenture, EXCEPT: (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities for which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Securities which have been paid pursuant to Section 3.06, or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; PROVIDED, FURTHER, that in determining whether the Holders of the requisite aggregate principal amount of the Securities then Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Sponsor, any Trustee or any Affiliate of the Sponsor or any Trustee shall be disregarded and deemed not to be outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Securities are owned by the Sponsor, one or more of the Trustees and/or any such Affiliate. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Regular Trustees the pledgee's right so to act with respect to such Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, company, partnership, joint venture, association, joint-stock company, nominee, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Property Trustee" has the meaning specified in the Recitals to this instrument.

          "Purchase Agreement" has the meaning specified in the Recitals to this instrument.

          "Purchasers" with respect to the Capital Securities means Credit Suisse First Boston Corporation, BancAmerica Robertson Stephens and Donaldson, Lufkin & Jenrette Securities Corporation.

          "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" has the meaning specified in Section 11.09.

          "Reference Treasury Dealer" means each of: (i) Credit Suisse First Boston Corporation, BancAmerica Roberston Stephens and Donaldson, Lufkin & Jenrette Securities Corporation and their respective successors; PROVIDED, HOWEVER, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the

Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any prepayment date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such prepayment date.

          "Regular Record Date" has the meaning specified in Section 3.01.

          "Regular Trustee" has the meaning specified in the Recitals to this instrument.

          "Remaining Life" has the meaning specified in Section 11.09.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to an particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Security" shall mean Securities that bear or are required to bear the Securities Act legends set forth in Exhibit A-1 hereto.

          "Rule 144A" shall mean Rule 144A under the Securities Act, as such Rule may be amended from time to time, or under any similar rule or regulation hereafter adopted by the Commission.

          "Securities" has the meaning specified in the Recitals to this instrument.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

          "Senior Indebtedness" means, in respect of the Company, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by the Company, (ii) all capital lease obligations of the Company, (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of the Company for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise, (vi) all obligations of the type referred to in clauses (i) though (v) above of other persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), except for (1) any such indebtedness that is by its terms subordinated to or PARI PASSU with the Securities and (2) any indebtedness (including all other debt securities) initially issued to any other trust, or a trustee of such trust, partnership or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other similar securities and (vii) interest accruing subsequent to events of bankruptcy of the Company and its subsidiaries at the rate provided for in the documentation governing such Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under relevant bankruptcy law.

          "Significant Subsidiary" means a Subsidiary, including its Subsidiaries, which meets any of the following conditions (in each case determined in accordance with United States generally accepted accounting principles): (i) the Company's and its other Subsidiaries' investment in and advances to the Subsidiary exceed ten percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; (ii) the Company's and its other Subsidiaries' proportionate share of the total assets (after inter-company eliminations) of the Subsidiary exceeds 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or (iii) the Company's and its other Subsidiaries' equity interest in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the Subsidiary exceed ten percent of such income of the Company and its Subsidiaries consolidated for the most recently completed fiscal year.

          "Special Event" means a Tax Event or an Investment Company Event.

          "Special Event Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Federal Reserve Board and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, in each case calculated on the third Business Day preceding the redemption date, plus in each case (a) 2.375% if such redemption date occurs on or prior to August 1, 1999 and (b) .50% in all other cases.

          "Special Event Make-Whole Premium" has the meaning specified in
Section 11.10.

          "Special Event Redemption Price" has the meaning specified in
Section 11.10.

          "Special Record Date" for the payment of any defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

          "Stated Maturity Date", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal, together with any accrued and unpaid interest (including Compounded Interest), of such Security or such installment of interest is due and payable (whether the initial such date or if pursuant to Section 3.01 the Company elects to change or extend the Stated Maturity Date, such later date as is chosen by the Company pursuant to Section 3.01).

          "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

          "Tax Event" means the receipt by the Company and the Trust of an opinion of a nationally recognized independent tax counsel experienced in such matters, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any other relevant political subdivision or taxing authority, or as a result of any official administrative written decision or pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Capital Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Securities,
(ii) interest payable by the Company on the Securities is not, or within 90 days of such opinion, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date of the opinion, subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges.

          "Trust" has the meaning specified in the Recitals to this instrument.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trust Securities" means Common Securities and Capital Securities.

          SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or reasonably requested by the Trustee in connection with such application or request. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the applicable requirements of the Trust Indenture Act and any other applicable requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so cer-tified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.04. ACTS OF HOLDERS; RECORD DATES. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to

Section 6.01) shall be conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee or the Company, as the case may be, deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any notice of default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in Section 5.12. If any record date is set pursuant to this para-graph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; PROVIDED, that no such action shall be effective hereunder unless taken on or prior to the date (the "Expiration Date") set by the Trustee by which any such determination shall be made by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.06.

          (e) The ownership of Securities shall be proved by the Security Register.

          (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

          SECTION 1.05. NOTICES, ETC., TO THE TRUSTEE AND THE COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 1.06. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Regular Trustees shall constitute sufficient notification for every purpose hereunder.

          SECTION 1.07. CONFLICT WITH TRUST INDENTURE ACT. This Indenture is not required to and will not be qualified under the Trust Indenture Act. However, this Indenture is intended to comply with the requirements of Sections 310 through 317, inclusive, of the Trust Indenture Act and such provisions are specifically incorporated herein. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act specifically incorporated herein, then the provisions of this Indenture shall control; provided that any penalties under the Trust Indenture Act relating to noncompliance shall not be applicable to this Indenture.

          SECTION 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The article and section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company and the Trustee shall bind each of their respective successors and assigns, whether so expressed or not.

          SECTION 1.10. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness (to the extent provided herein), the holders of Capital Securities (to the extent provided herein) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.12. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          SECTION 1.13. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date or Stated Maturity Date of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date or Stated Maturity Date, as the case may be, shall be the immediately preceding Business Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity Date or on such last day for conversion; PROVIDED, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity Date, as the case may be.

                                      ARTICLE II

                                    SECURITY FORMS

          SECTION 2.01. FORMS GENERALLY. The Securities and the Trustee's certificates of authentication shall be substantially in the form of Exhibit A-1 which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A-1 to the

Trustee in writing. Each Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Exhibit A-1 are part of the terms of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          The definitive Securities shall be typewritten or printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                                     ARTICLE III

                                    THE SECURITIES

          SECTION 3.01. TITLE AND TERMS. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to $77,320,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 3.05, 3.06, 9.05, or 11.08), which amount shall be as set forth in the Company Order for the authentication and delivery of the Securities pursuant to Section 3.03 hereof.

          The Securities shall be known and designated as the "8.55% Subordinated Deferrable Interest Debentures due 2028" of the Company. Their initial Stated Maturity Date shall be August 1, 2028. They shall bear interest at the rate of 8.55% per annum, from July 30, 1998 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, as the case may be, payable semi-annually (subject to deferral as set forth herein), in arrears, on February 1 and August 1 (each an "Interest Payment Date") of each year, commencing February 1, 1999 until the principal thereof is paid or made available for payment, and they shall be paid to the Person in whose name the Security is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the date which is the fifteenth day of the month immediately preceding the month in which the Interest Payment Date occurs (the "Regular Record Date"). Interest will compound semi-annually and will accrue to the extent permitted by law at the rate of 8.55% per annum on any interest installment not paid when due or during an extension of an interest payment period as set forth in Section 3.12 hereof.

          The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months, and, for any period of less than a full calendar month, the number of days elapsed in such month.

          If at any time the Trust is required to pay any additional taxes, duties or other governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, then, in any case, the Company will pay as additional interest on the Securities ("Additional Interest"), such additional amounts as may be necessary in order that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments and other governmental charges will be not less than the amounts the Trust would have received had no such taxes, duties, assessments or other governmental charges been imposed.

          The principal of and interest on the Securities shall be payable at the office or agency of the Company in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall be redeemable as provided in Article XI hereof.

          The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XII hereof.

          SECTION 3.02. DENOMINATIONS. The Securities shall be issuable only in registered form without coupons and only in denominations of principal amount of $100,000 (before giving effect to any partial redemption) and integral multiples of $1,000 above $100,000.

          SECTION 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its chairman of the Board of Directors, its vice chairman of the Board of Directors, its president or one of its vice presidents, under its corporate seal reproduced thereon attested by its secretary or one of its assistant secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as provided in this Indenture and not otherwise.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          SECTION 3.04. TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 3.05.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.
(a) GENERAL. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering securities and transfers of Securities as herein provided.

          Subject to Section 3.17 herein, upon surrender for registration of transfer of any Security (except a Security in global form) at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities (except a Security in global form) may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.05 or 11.08 not involving any transfer.

          Neither the Company nor the Trustee shall be required (i) in the case of a partial redemption of the Securities, to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section
11.04 and ending at the close of business on the day of such mailing and (ii) to register the transfer of or any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          SECTION 3.06.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.
If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of the notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustees) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.07. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Security Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange (or as may be required by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue (including, in each such case, Compounded Interest), which were carried by such other security.

          SECTION 3.08. PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.07) interest (including

Compounded Interest) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 3.09. CANCELLATION. All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order; PROVIDED, HOWEVER, that the Trustee shall not be required to destroy the certificates representing such canceled Securities.

          SECTION 3.10. RIGHT OF SET OFF. Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set off any payment it is otherwise required to make hereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment in respect of such required payment under the Guarantee.

          SECTION 3.11. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall notify the Trustee in writing promptly of any change in the CUSIP numbers.

          SECTION 3.12.  DEFERRAL OF INTEREST PAYMENTS; NOTICE OF DEFERRAL.
(a) The Company shall have the right, at any time during the term of the Securities, from time to time, so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing, to defer payments of interest for successive periods not exceeding 10 consecutive semi-annual periods and not extending beyond the Stated Maturity Date (each such period, a "Deferral Period"). To the extent permitted by applicable law, interest, the payment of which has been deferred because of the deferral of the interest payment period pursuant to this Section 3.12, will bear interest thereon at 8.55% compounded semi-annually for each semi-annual period of the Deferral Period ("Compounded Interest"). At the end of each Deferral Period, the Company shall pay all interest and Additional Payments then accrued and unpaid on the Securities that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the first Regular Record Date after the end of the Deferral Period. Before the termination of any Deferral Period, the Company may further extend such period, so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing; PROVIDED, that such period together with all such further extensions thereof shall not exceed 10 consecutive semi-annual periods or extend beyond the Stated Maturity Date of the Securities. Upon the termination of any Deferral Period and upon the payment of all interest and Additional Payments then due, the Company may commence a new Deferral Period, subject to the foregoing requirements. No interest shall be due and payable during an Deferral Period except at the end thereof.

          (b) If the Property Trustee is the sole holder of the Securities, the Company shall give the Holder of the Securities and the Trustee notice of its selection of a Deferral Period at least one Business Day prior to the earlier of (i) the Interest Payment Date or (ii) the date the Trust is required to give notice to any automated or exchange quotation system or other applicable self-regulatory organization or to holders of the Capital Securities of the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

          (c) If the Property Trustee is not the sole holder of the Securities, the Company shall give the Holders of the Securities and the Trustee notice of its selection of a Deferral Period at least ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date the Trust is required to give notice to any applicable self-regulatory organization or to Holders of the Securities on the record date or the date such distributions are payable, but in any event not less than two Business Days prior to such record date.

          (d) The semi-annual period in which any notice is given pursuant to paragraphs (b) and (c) hereof shall be counted as one of the 10 semi-annual periods permitted in the maximum Deferral Period permitted under paragraph (a) hereof.

          SECTION 3.13. PAYING AGENT AND SECURITY REGISTRAR. The Trustee will initially act as Paying Agent and Security Registrar. The Company may change any Paying Agent, Security Registrar or co-registrar without prior notice. The Company will notify the Trustee upon any such change. The Company or any of its Affiliates may act in any such capacity.

          SECTION 3.14. GLOBAL DEBENTURE. (a) In connection with a distribution of the Securities to Holders of the Trust Securities pursuant to the Declaration:

           (i) The Securities in certificated form to be distributed to the holders of Capital Securities may be presented to the Trustee by the Property Trustee in exchange for a global Security in an aggregate principal amount equal to the aggregate principal amount of all Outstanding Securities (a "Global Debenture"), to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Regular Trustees (as defined in the Declaration). The Company upon any such presentation shall execute a Global Debenture in such aggregate principal amount and deliver the same to the

     Trustee for authentication and delivery in accordance with this Indenture. Payments on the Securities issued as a Global Debenture will be made in accordance with Section 4.02.

          (ii) If any Capital Securities are held in non book-entry certificated form, the Securities in certificated form may be presented to the Trustee by the Property Trustee and any Capital Security certificate which represents Capital Securities other than Capital Securities held by the Depositary or its nominee ("Non Book-Entry Capital Securities") will be deemed to represent beneficial interests in Securities presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate principal amount of the Non Book-Entry Capital Securities until such Capital Security certificates are presented to the Security Registrar for transfer or reissuance at which time such Capital Security certificates will be canceled and a Debenture, registered in the name of the holder of the Capital Security certificate or the transferee of the holder of such Capital Security certificates, as the case may be, with an aggregate principal amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions, on the Capital Security certificate canceled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture. On issuance of such Securities, Securities with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

          (b) Unless and until it is exchanged for Securities in registered certificate form, a Global Debenture may be transferred, in whole but not in part, only by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary selected or approved by the Company or a nominee of such successor Depositary.

          (c) If at any time the Depositary for the Securities notifies the Company that it is unwilling or unable to continue as Depositary for the Securities or if at any time the Depositary for the Securities shall no longer be registered or in good standing as a clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, at a time at which the Depositary is required to be so registered to act as Depositary for the Securities, and a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and, subject to this Indenture, the Trustee, upon written notice from the Company, will authenticate and deliver the Securities in definitive registered form without coupons, in authorized denominations, and in the aggregate principal amount equal to the principal amount of the Global Debenture in exchange for such Global Debenture. In addition, the Company, in its sole discretion, may at any time determine that the Securities shall no longer be represented by a Global Debenture. In such event the Company will execute, and subject to this Indenture, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Securities in definitive registered form without coupons, in authorized denominations and in aggregate principal amount equal to the principal amount of the Global Debenture in exchange for such Global Debenture. Upon the exchange of the Global Debenture for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Debenture shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Debenture shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such registered certificated Securities in definitive form in exchange for the Global Debenture to the Depositary for delivery to the Persons in whose names such Securities are so registered.

          SECTION 3.15. AGREED TAX TREATMENT. Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the

Holder of, and any Person that acquires a beneficial interest in, such Security agree to treat such Security as indebtedness for United States federal, state and local tax purposes.

          SECTION 3.16. LEGENDS. Except as determined by the Company in accordance with applicable law, each Security shall bear the applicable legends relating to restrictions on transfer pursuant to Section 3.17 of this Indenture and to the securities laws in substantially the form set forth on Exhibit A-1 hereto.

          SECTION 3.17. TRANSFER AND EXCHANGE. (a) The Securities may not be transferred except in compliance with the legend contained in Exhibit A-1 unless otherwise determined by the Company in accordance with applicable law. The Securities may be transferred only in blocks having a principal amount (before giving effect to any partial redemption) of not less than $100,000. Any such transfer of the Securities in a block having a principal amount (before giving effect to any partial redemption) of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be holder of such Securities for any purpose, including but not limited to the receipt of payment on such Securities, and such transferee shall be deemed to have no interest whatsoever in such Securities. Prior to any distribution of the Securities following a Dissolution Event, the Company and the Trustee shall enter into a supplemental indenture pursuant to Section 9.01 to provide for the transfer restrictions and procedures with respect to the Securities substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at such time.

          (b) Upon surrender for registration of transfer of any Security at the office or agency of the Company maintained for the purpose pursuant to
Section 3.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the holder making the exchange is entitled to receive.

          Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the holder thereof or his attorney duly authorized in writing.

          All Non Book-Entry Capital Securities and Global Debentures issued upon any registration of transfer or exchange of Non Book-Entry Capital Securities or Global Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Non Book-Entry Capital Securities or Global Debentures surrendered upon such registration of transfer or exchange.

          No service charge shall be made to a holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

          Each Holder agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

          The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Debenture) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          The Company shall not be required to (i) issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption under Article XI hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                                      ARTICLE IV

                              SATISFACTION AND DISCHARGE

          SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon a Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section
          3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)   have become due and payable, or

                    (ii) will become due and payable at the Stated Maturity Date within one year, or

                    (iii) are to be called for redemption within one year
               under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest and Additional Payments, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity Date or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

          SECTION 4.02. APPLICATIONS OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest (or premium, if any) for whose payment such money has been deposited with the Trustee.

                                      ARTICLE V

                                       REMEDIES

          SECTION 5.01. EVENTS OF DEFAULT. "Event of Default," wherever used herein, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security, including any Compounded Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days; PROVIDED, that a valid extension of the Deferral Period by the Company pursuant to this Indenture shall not constitute a default in the payment of interest for this purpose; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security when due whether at the Stated Maturity Date, upon redemption, by declaration of acceleration or otherwise; or

          (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, rehabilitator, sequestrator or other similar official of the Company, or any Significant Subsidiary or ordering the winding up or liquidation of the Company's or any Significant Subsidiary's affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (5) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary or to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by the

     Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Company or any Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, rehabilitator, sequestrator or other similar official of the Company or any Significant Subsidiary or of substantially all of the property of the Company or any Significant Subsidiary, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action; or

          (6) the voluntary or involuntary dissolution, winding up or termination of the Trust, except in connection with (i) the distribution of Securities to holders of Capital Securities in liquidation or redemption of their interests in the Trust, (ii) the redemption of all of the outstanding Capital Securities of the Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

          SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default occurs and is continuing, then and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities and any other amounts payable hereunder (including any Additional Interest) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders); PROVIDED, that, if the Property Trustee is the sole Holder of the Securities and if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities fail to declare the principal of all the Securities to be due and payable, the holders of at least 25% in aggregate liquidation amount of Capital Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal and all accrued interest shall become due and payable; PROVIDED, that the payment of principal, premium, if any, and interest on such Securities shall remain subordinated to the extent provided in Article XII. If an Event of Default specified in any one of clauses (4),
(5) or (6) of Section 5.01 occurs, all unpaid principal and accrued interest on the Outstanding Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee, the Property Trustee, any Holder or any holder of Capital Securities.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in this Article hereinafter, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest (including all Additional Payments) on all Securities,

               (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and applicable premium, if any, and

               (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if

          (1) default is made in the payment of any interest (including any Additional Payments) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal or premium, if any, of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium, if any, and interest (including any Additional Payments) and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal or premium, if any, and on any overdue interest (including any Additional Payments), at the rate borne by the Securities, and, in addition thereto, all amounts owing to the Trustee under Section 6.07.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 5.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it, and any predecessor Trustee, under Section 6.07.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt an behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing to the Trustee and any predecessor Trustee under Section 6.07 the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 5.06. APPLICATION OF MONEY COLLECTED. Subject to Article XII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including any Additional Payments), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.07;

          SECOND: To the payment of the amounts then due and unpaid for principal and premium, if any, (including any Additional Payments) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and premium, if any, and interest (including any Additional Payments) respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

          SECTION 5.07. LIMITATION ON SUITS. Subject to Section 5.08, no Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

          SECTION 5.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.07) interest (including any Additional Payments) and premium, if any, on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. If the Property Trustee is the sole Holder of the Securities, any holder of the Capital Securities shall have the right to institute suit on behalf of the Trust for the enforcement of any such payment.

          SECTION 5.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 5.12. CONTROL BY HOLDERS. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; PROVIDED, that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 5.13. WAIVER OF PAST DEFAULTS. Subject to Section 9.02 hereof, the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of, premium, if any, or interest (including any Additional Payments) on any Security (unless such default has been cured and a sum sufficient to make all such payments due otherwise than by acceleration has been deposited with the Trustee); or

          (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 5.14. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest (including any Additional Payments) and premium, if any, on any Security.

          SECTION 5.15. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 5.16. ENFORCEMENT BY HOLDERS OF CAPITAL SECURITIES. Notwithstanding anything to the contrary contained herein and in addition to any other rights of the holders of the Capital Securities provided herein or in the Declaration, if the Property Trustee fails to enforce its rights under the Securities, the holders of at least 25% of the liquidation amount of the outstanding Capital Securities may institute any legal proceeding directly against the Company to enforce the Property Trustee's rights, as Holder of the Securities, without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default as defined in the Declaration has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Securities issued to the Trust on the date such interest or principal is otherwise payable, then a holder of Capital Securities may institute a proceeding directly against the Company for enforcement of payment to the holder of the Capital Securities of the principal of or interest on the Securities on or after the respective due dates specified in the Securities (taking into account any Deferral Period).

                                      ARTICLE VI

                                     THE TRUSTEE

          SECTION 6.01. CERTAIN DUTIES AND RESPONSIBILITIES. (a) Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (c) Notwithstanding the foregoing, (i) the duties and responsibilities of the Trustee shall be as provided by the sections of the Trust Indenture Act specifically incorporated herein and (ii) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 6.02. NOTICE OF DEFAULTS. The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

          SECTION 6.03. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may take such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to reasonable examination of the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with the due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          SECTION 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.
 The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

          SECTION 6.05. MAY HOLD SECURITIES. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent.

          SECTION 6.06. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 6.07. COMPENSATION AND REIMBURSEMENT. The Company, in its capacity as borrower with respect to the Securities, agrees:

          (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, fees, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          SECTION 6.08. DISQUALIFICATION; CONFLICTING INTERESTS. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by the Trust Indenture Act and this Indenture.

          SECTION 6.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and has a Corporate Trust Office in the United States of America. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, It shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 6.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.
(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder,

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give written notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; PROVIDED, that on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments required to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In the case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                     ARTICLE VII

                   HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 7.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the date not more than 15 days prior to the delivery thereof, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

          SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

          SECTION 7.03. REPORTS BY TRUSTEE. (a) Within 60 days after August 1 of each year, commencing August 1, 1999, the Trustee shall transmit by first-class mail to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, if any, with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

          SECTION 7.04. REPORTS BY COMPANY. (a) The Company covenants and agrees to file with the Trustee, within 15 days after the date on which the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

          (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

          (c) The Company covenants and agrees to transmit by mail to all Holders of Securities, as the names and addresses of such Holders appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section
7.04 as may be required by rules and regulations prescribed from time to time by the Commission.

          (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          (e) So long as is required for an offer or sale of the Securities to qualify for an exemption under Rule 144A under the Securities Act, the Company shall, upon request, provide the information required by clause
(d)(4) thereunder to each Holder and to each beneficial owner and prospective purchaser of Securities identified by any holder of Restricted Securities, unless such information is furnished to the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

          SECTION 7.05. TAX REPORTING. The Company shall provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders relating to original issue discount, including, without limitation, Form 1099-OID or any successor form.

                                     ARTICLE VIII

                CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 8.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge with or into any other Person or, directly or indirectly, convey, transfer or lease all or substantially all of its properties and assets on a consolidated basis to any Person, unless:

          (1) in case the Company shall consolidate with or merge with or into another Person or convey, transfer or lease all or substantially all of its properties and assets on a consolidated basis to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of the properties and assets of the Company on a consolidated basis shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including any Additional Payments) on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) such consolidation or merger or conveyance, transfer or lease of assets of the Company is permitted under, and does not give rise to any breach or violation of, the Declaration or the Guarantee; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in con-

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     nection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 8.02. SUCCESSOR SUBSTITUTED. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company on a consolidated basis in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                      ARTICLE IX

                               SUPPLEMENTAL INDENTURES

          SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee for any of the following purposes:

          (1) to evidence the succession or another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any

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

     other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; PROVIDED, that such action pursuant to this clause (3) shall not adversely affect the interest of the Holders of the Securities or, so long as any of the Capital Securities shall remain outstanding, the holders of the Capital Securities; or

          (4) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

          (5) to make any other change that does not adversely affect the rights of any Holder or any holder of Capital Securities (so long as any are outstanding)

          SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in principal amount of the outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) extend the Stated Maturity Date of the principal of, or any installment of interest (including any Additional Payments) or premium, if any, on, any Security, or reduce the principal amount thereof, or reduce the rate or extend the time for payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity Date thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders,

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

          (3) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          Notwithstanding anything to the contrary in this Indenture or the Declaration, if the Property Trustee is the sole holder of the Securities, so long as any of the Capital Securities remains outstanding, no amendment shall be made that adversely affects the holders of such Capital Securities, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of the percentage of the aggregate liquidation amount of such Capital Securities then outstanding which is at least equal to the percentage of aggregate principal amount of the Outstanding Securities as shall be required under this Indenture to effect any such amendment, termination or waiver.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly des-

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

ignated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

          SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article XII in any manner which might terminate or impair the rights of the Senior Indebtedness pursuant to such subordination provisions.

          SECTION 9.05. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                      ARTICLE X

                    COVENANTS; REPRESENTATIONS AND WARRANTIES

          SECTION 10.01. PAYMENT OF PRINCIPAL AND INTEREST. The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

          SECTION 10.02. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in the United States an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in the United States) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

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

          SECTION 10.03. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest or premium, if any, on any Security and remaining unclaimed for two years after such principal or interest or premium, if any, has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of any such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

          SECTION 10.04. STATEMENT BY OFFICERS AS TO DEFAULT. The Company will deliver to the Trustee and the Property Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the material terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          SECTION 10.05. LIMITATION ON DIVIDENDS; TRANSACTIONS WITH AFFILIATES; COVENANTS AS TO THE TRUST. (a) If (i) there shall have occurred any event that with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder, (ii) the Company shall be in default with respect to its payment of any obligations under the Guarantee or
(iii) the Company shall have given notice of its selection of a Deferral Period as provided herein and such period, or any extension thereof, shall be continuing, the Company (A) shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock, (B) shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank PARI PASSU with or junior to the Securities, and (C) shall not make any guarantee payments with respect to the foregoing (other than (1) dividends or distribution in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company; (2) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (3) payments under the Guarantee; (4) as a result of a reclassification of the Company's capital stock or the exchange or the conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock; (5) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; and (6) purchases of common stock in connection with the satisfaction by the Company of its obligations (including purchases related to the issuance of common stock or rights) under any of the Company's benefit plans for its and its subsidiaries' directors, officers or employees or any of the Company's dividend reinvestment plans).

          (b) The Company also covenants and agrees (i) that it shall directly maintain 100% ownership of the Common Securities of the Trust; PROVIDED, HOWEVER, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities and (ii) that it shall use its reasonable efforts, consistent with the terms and provisions of the Declaration, to cause the Trust (x) to remain a statutory business trust, except in connection with the distribution of the Securities to the holders of the Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities of the Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (y) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes.

          SECTION 10.06. PAYMENT OF EXPENSES OF THE TRUST. In connection with the offering, sale and issuance of the Securities to the Property Trustee in connection with the sale of the Trust Securities by the Trust, the Company, in its capacity as borrower with respect to the Securities, shall:

          (a) pay for all costs, fees and expenses relating to the offering, sale and issuance of the Securities, including commissions or other compensation to the Purchasers payable pursuant to the Purchase Agreement and compensation of the Trustee under this Indenture in accordance with the provisions of Section 6.07 of this Indenture;

          (b) be responsible for and pay for all debts and obligations (other than with respect to the Trust Securities) of the Trust, pay for all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including commissions or other compensation to, and indemnification of, the Purchasers in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets);

          (c) be primarily liable for any indemnification obligations arising with respect to the Declaration; and

          (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

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

                                     ARTICLE XI

                             REDEMPTION OF SECURITIES

          SECTION 11.01. RIGHT OF REDEMPTION. The Securities may be redeemed at the election of the Company, (a) as a whole or in part, at any time or from time to time, at the Redemption Price set forth in Section 11.09 below and (b) in certain circumstances upon the occurrence of a Special Event at the Special Event Redemption Price set forth in Section 11.10 below.

          SECTION 11.02. APPLICABILITY OF ARTICLE. Redemption of Securities at the election of the Company, as permitted by Section 11.01, shall be made in accordance with this Article.

          SECTION 11.03. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days and no more than 90 days prior to the Redemption Date fixed by the Company, notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 11.05.

          SECTION 11.04. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method (including, without limitation, pro rata or by lot) as the Trustee shall deem fair and appropriate.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

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

          The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 11.05. NOTICE OF REDEMPTION. Notice of redemption shall be given by first-class mail, postage prepaid mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

          All notices of redemption shall identify the Securities to be redeemed (including, if relevant, CUSIP or ISIN number) and shall state:

          (1)  the Redemption Date,

          (2) the Redemption Price (or Special Event Redemption Price in the case of a redemption pursuant to a Special Event),

          (3) that on the Redemption Date the Redemption Price (or Special Event Redemption Price in the case of a redemption pursuant to a Special Event) will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

          (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price (or Special Event Redemption Price in the case of a redemption pursuant to a Special Event).

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 11.06. DEPOSIT OF REDEMPTION PRICE. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price (or Special Event Redemption Price in the case of a redemption pursuant to a Special Event) of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

          SECTION 11.07. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price (or Special Event Redemption Price in the case of a redemption pursuant to a Special Event) therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price (or Special Event Redemption Price in the case of a redemption pursuant to a Special Event) and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price (or Special Event Redemption Price in the case of a redemption pursuant to a Special Event), together with accrued interest (including Additional Payments, if any) to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity Date is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to the terms and the provisions of
Section 3.07.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

          SECTION 11.08. SECURITIES REDEEMED IN PART. In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all Holders of Securities to be so redeemed and (ii) register the transfer of or exchange any Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Securities being redeemed in part.

          Any Security which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

          SECTION 11.09. OPTIONAL REDEMPTION. (a) Subject to the provisions of this Article XI, the Company shall have the right to redeem the Securities, in whole or in part, at any time or from time to time, after the issuance of the Capital Securities, at a redemption price equal to 100% of the principal amount of Securities to be redeemed plus the Make-Whole Premium, if any, plus any accrued and unpaid interest thereon (including Compounded Interest, if any) and Additional Interest, if any, to the date of such redemption (collectively, the "Redemption Price"). The Make-Whole Premium means the excess, if any, of (x) the sum, as determined by a Quotation Agent, of the present values of (i) the scheduled payment at the Stated Maturity Date of the principal amount to be redeemed plus (ii) scheduled payments of interest on such principal amount (including any Compounded Interest) from the redemption date to the Stated Maturity Date (the "Remaining Life"), in each case discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, over (y) 100% of the principal amount of Securities to be redeemed. Any redemption pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice to the Holder of the Securities, at the Redemption Price. The Redemption Price shall be paid prior to 1:00 p.m., New York time, on the date of such redemption or at such earlier time as the Company determines and specifies in the notice of redemption; PROVIDED, that, the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price by 11:00 a.m., New York time, on the date such Redemption Price is to be paid.

          (b) If a partial redemption of the Securities would result in the delisting of the Capital Securities issued by the Trust from any national securities exchange or other organization on which the Capital Securities are listed, the Company shall not be permitted to effect such partial redemption and may only redeem the Securities in whole.

          (c) The Company may not redeem fewer than all of the Outstanding Securities unless all accrued and unpaid interest (including Additional Payments) on the Securities has been paid as of the Interest Payment Date next preceding the Redemption Date.

          SECTION 11.10. SPECIAL EVENT REDEMPTION. If a Special Event has occurred and is continuing, then, notwithstanding Section 11.09(a), the Company shall have the right upon not less than 30 days nor more than 60 days notice to the Holders of the Securities to redeem the Securities in whole (but not in part) at anytime within 90 days after such Special Event (the "90 Day Period"), at a redemption price equal to the Special Event Redemption Price which shall be computed in the same manner as the Redemption Price, except that the Make-Whole Premium shall be calculated using the Special Event Adjusted Treasury Rate rather than the Adjusted Treasury Rate (the "Special Event Make-Whole Premium"). The Special Event Redemption Price shall be paid prior to 1:00 p.m., New York time, on the date of such redemption or such earlier time as the Company determines; PROVIDED, that, the Company shall deposit with the Trustee an amount sufficient to pay the Special Event Redemption Price by 11:00 a.m., New York time, on the date such Special Event Redemption Price is to be paid.

                                     ARTICLE XII

                             SUBORDINATION OF SECURITIES

          SECTION 12.01. AGREEMENT TO SUBORDINATE. The Company covenants and agrees, and each Holder of Securities by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article XII; and each Holder of a security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The payment by the Company of the principal of, premium, if any, and interest (including Additional Payments) on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred; PROVIDED, HOWEVER, that no provision of this Article XII shall prevent the occurrence of any default or Event of Default hereunder.

          SECTION 12.02. DEFAULT ON SENIOR INDEBTEDNESS. In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness, unless and until such default shall have been cured or waived or shall have ceased to exist, and in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then no payment shall be made by the Company with respect to the principal of (including redemption payments), premium, if any, or interest on the Securities.

          In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment prohibited by the preceding paragraph of this Section 12.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amount specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

          SECTION 12.03. LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts (including principal, premium, if any, and interest) due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with their terms, before any payment is made on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article XII, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of Securities or to the Trustee.

          In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

          For purposes of this Article XII, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this
Article XII with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; PROVIDED, that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of all or substantially all its properties and assets on a consolidated basis to another Person upon the terms and conditions provided for in Article VIII hereof shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 12.03 if such other Person shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions stated in Article VIII hereof. Nothing in Section 12.02 or in this Section 12.03 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07 hereof.

          SECTION 12.04. SUBROGATION. Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article XII, to or for the benefit of the holders of such Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XII are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

          Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XII of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

          Upon any payment or distribution of assets of the Company referred to in this Article XII, the Trustee, subject to the provisions of Sections
6.01 and 6.03, and the Holders of the Securities, shall be entitled to rely upon any order or decree made by any court of competent liquidation in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
Article XII.

          SECTION 12.05. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XII and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.

          SECTION 12.06. NOTICE BY THE COMPANY. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XII.

Notwithstanding the provisions of this Article XII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XII, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and, before the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.03 hereof, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section 12.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

          The Trustee, subject to the provisions of Sections 6.01 and 6.03, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the right of such Person under this Article XII, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 12.07. RIGHTS OF THE TRUSTEE: HOLDERS OF SENIOR INDEBTEDNESS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XII in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are set forth in this Article XII, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 6.03, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XII or otherwise.

          SECTION 12.08. SUBORDINATION MAY NOT BE IMPAIRED. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such Holders or by any noncompliance by the Company with the terms provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this

Article XII or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other person.

                             ___________________________


          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              ZENITH NATIONAL INSURANCE CORP.


                              By: /s/ Stanley R. Zax
                                 -------------------------------
                                 Stanley R. Zax
                                 Chairman and President


Attest:

/s/ John J. Tickner
----------------------------
John J. Tickner, Secretary


                              NORWEST BANK MINNESOTA,
                                NATIONAL ASSOCIATION, as
                                Indenture Trustee


                              By: /s/ Jane Y. Schweiger
                                 ----------------------------
                                 Jane Y. Schweiger
                                 Corporate Trust Officer


Attest:

/s/ [illegible]
----------------------------

                                    EXHIBIT A-1

                                  FORM OF SECURITY

                             [FORM OF FACE OF SECURITY]


          [IF THE DEBENTURE IS TO BE A GLOBAL DEBENTURE INSERT - This Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of Norwest Bank Minnesota, National Association ("Norwest") or a nominee of Norwest. This Debenture is exchangeable for Debentures registered in the name of a person other than Norwest or its nominee only in the limited circumstances described in the Indenture and no transfer of this Debenture (other than a transfer of this Debenture as a whole by Norwest to a nominee of Norwest or by a nominee of Norwest to Norwest or another nominee of Norwest) may be registered except in limited circumstances.


          Unless this Debenture certificate is presented by an authorized representative of Norwest to the Trust or its agent for registration of transfer, exchange or payment, and any Debenture certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of Norwest (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of Norwest), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein].

          THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS DEBENTURE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          THE HOLDER OF THIS DEBENTURE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS DEBENTURE ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS DEBENTURE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 or 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF APPLICABLE) OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) IN EACH OF CASES (B) THROUGH (F) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS DEBENTURE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          THE HOLDER OF THIS DEBENTURE BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE "PROHIBITED TRANSACTIONS" PROVISIONS OF SECTION 406 OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR
SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE") AND IS NOT USING THE ASSETS OF ANY SUCH PLAN TO ACQUIRE THIS DEBENTURE OR
(ii) THE ACQUISITION AND HOLDING OF THIS DEBENTURE BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR IS EXEMPT FROM ANY SUCH PROHIBITION BY APPLICATION OF A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION.

          THIS DEBENTURE WILL BE ISSUED, AND MAY BE TRANSFERRED, ONLY IN BLOCKS HAVING A PRINCIPAL AMOUNT (BEFORE GIVING EFFECT TO ANY PARTIAL REDEMPTION) OF NOT LESS THAN $100,000. ANY TRANSFER,

SALE OR OTHER DISPOSITION OF THE DEBENTURES IN A BLOCK HAVING A PRINCIPAL AMOUNT (BEFORE GIVING EFFECT TO ANY PARTIAL REDEMPTION)OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH DEBENTURES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH DEBENTURES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH DEBENTURES.

                                 8.55% Subordinated
                       Deferrable Interest Debenture due 2028

No.                                                             $
                                                     CUSIP No.

          ZENITH NATIONAL INSURANCE CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), pursuant to an indenture, dated as of July 30, 1998 (the
"Indenture") and for value received, hereby promises to pay to               ,
or registered assigns, the principal sum [indicated on Schedule A-1 hereof(1)] [of ______________________ Dollars ($_________)(2)] on _______, ____.

Interest Payment Dates:  February 1 and August 1, commencing February 1, 1999

Regular Record Dates:    the close of business on the fifteenth  day of the
                         month next preceding the month in which the Interest
                         Payment Date occurs, commencing January 15, 1999

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further

---------------
(1)  To be used for Global Debenture.

(2)  To be used for Certificated Debentures.

provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:

                         ZENITH NATIONAL INSURANCE CORP.


                         By:
                            ----------------------------
                            Name:
                            Title:


                         By:
                            ----------------------------
                            Name:
                            Title:



            TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities referred to in the within-mentioned Indenture.

                         NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION, as Trustee


                         By:
                            ----------------------------
                            Authorized Signatory

                 [FORM OF REVERSE OF SECURITY]

                ZENITH NATIONAL INSURANCE CORP.

                       8.55% Subordinated
            Deferrable Interest Debenture due 2028(1)


          1. INTEREST. Zenith National Insurance Corp., a Delaware corporation (the "Company"), is the issuer of this 8.55% Subordinated Deferrable Interest Debenture due 2028 (the "Security") limited in aggregate principal amount to $77,320,000, issued under the Indenture hereinafter referred to. The Company promises to pay interest on the Security in cash from July 30, 1998 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually (subject to deferral for up to 10 consecutive semi-annual periods as described in Section 3 hereof) in arrears on February 1 and August 1 of each year (each such date, an "Interest Payment Date"), commencing February 1, 1999, at the rate of 8.55% per annum PLUS Additional Payments, if any, until the principal hereof shall have become due and payable.

          The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year and, for any period of less than a full calendar month, the number of days elapsed in such month.
To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any bankruptcy or similar law) on overdue installments of interest (without regard to any applicable grace period) at the rate borne by the Securities, compounded semi-annually.


------------------
1. All terms used in this Security which are defined in the Indenture or in the Declaration referred to therein shall have the meanings assigned to them in the Indenture or the Declaration, as each is defined herein, as the case may be.

          Any interest paid on this Security shall be increased to the extent necessary to pay Additional Payments as set forth in this Security.

          2. ADDITIONAL INTEREST. The Company shall pay to Zenith National Insurance Capital Trust I (and its permitted successors or assigns under the Declaration) (the "Trust") the Additional Interest.

          3. EXTENSION OF INTEREST PAYMENT PERIOD. So long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing, the Company shall have the right, at any time during the term of this Security, from time to time to defer payments of interest by deferring the interest payment period of such Security for up to 10 consecutive semi-annual periods (each a "Deferral Period"). To the extent permitted by applicable law, interest, the payment of which has been deferred because of the deferral of the interest payment period pursuant to Section 3.12 of the Indenture, will bear interest thereon at 8.55% compounded semi-annually for each semi-annual period of the Deferral Period ("Compounded Interest"). At the end of the Deferral Period, the Company shall pay all interest then accrued and unpaid on the Securities including any Compounded Interest that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the first Regular Record Date (as defined herein) after the end of the Deferral Period. Before the termination of any Deferral Period, the Company may further extend such period so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing; PROVIDED, that such period together with all such further extensions thereof shall not exceed 10 consecutive semi-annual periods or extend beyond the Maturity of the Security. Upon the termination of any Deferral Period and upon the payment of all interest and Additional Payments, if any, then due, the Company may commence a new Deferral Period, subject to the foregoing requirements. No interest shall be due and payable during a Deferral Period except at the end thereof.

          If the Property Trustee is the sole holder of the Security, the Company shall give the Holder of the Security and the Trustee notice of its selection of a Deferral Period at least one Business Day prior to the earlier of
(i) the Interest Payment Date or (ii) the date the Trust is required to give notice to any applicable self-regulatory organization or to holders of the Capital Securities on the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

          If the Property Trustee is not the sole holder of the Securities, the Company shall give the Holders of this Security and the Trustee notice of its selection of a Deferral Period at least ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date the Trust is required to give notice to any applicable self-regulatory organization or to holders of the Securities on the record date or the date such distributions are payable, but in any event not less than two Business Days prior to such record date.

          The semi-annual period in which any notice is given pursuant to the second and third paragraphs of this Section 3 shall be counted as one of the 10 semi-annual periods permitted in the maximum Deferral Period permitted under the first paragraph of this Section 3.

          4. METHOD OF PAYMENT. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the close of business on the fifteenth day of the month next preceding the month in which the Interest Payment Date occurs (the "Regular Record Date"), commencing January 15, 1999. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that, at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register or by wire transfer to such account at such bank as shall have been notified to the Trustee and the Company by the Person entitled thereto.

          5. PAYING AGENT AND SECURITY REGISTRAR. The Trustee will act as Paying Agent and Security Registrar. The Company may change any Paying Agent, Security Registrar or co-registrar without prior notice. The company will notify the Trustee upon any such change. The Company or any of its Affiliates may act in any such capacity.

          6. INDENTURE. The Company issued the Security under an indenture, dated as of July 30, 1998 (the "Indenture") between the Company and Norwest Bank Minnesota, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Securities, including those provisions of the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) ("TIA") specifically incorporated into the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the TIA for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $77,320,000 in the aggregate principal amount and subordinated in right of payment to all existing and future Senior Indebtedness of the Company. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

          7. OPTIONAL REDEMPTION. Subject to the applicable provisions of the Indenture, the Company shall have the right to redeem the Securities, in whole or in part, at any time or from time to time, after the issuance of the Capital Securities, at the Redemption Price (which Redemption Price includes the Make-Whole Premium).

          8. REDEMPTION UPON SPECIAL EVENT. The Securities are subject to redemption in whole (but not in part) at any time within 90 days of a Special Event, if such Special Event shall occur and be continuing and certain other conditions specified in the Indenture are met, at a redemption price equal to the Special Event Redemption Price.

          9. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at his address of record. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee in accordance with the Indenture. Subject to the applicable provisions of the Indenture, on and after the Redemption Date, interest ceases to accrue on the Securities or portions of them called for redemption.

          If this Security is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid to the person in whose name this

Security is registered at the close of business on such record date.

          10. MANDATORY REDEMPTION. The Securities will mature on August 1, 2028. Upon the repayment of the Securities, whether at maturity or upon acceleration or earlier redemption or otherwise, the proceeds from such repayment or payment (including, without limitation, any Make-Whole Premium or Special Event Make-Whole Premium) shall simultaneously be applied to redeem Trust Securities having an aggregate liquidation amount of the Securities so repaid or redeemed at the applicable redemption price together with accrued and unpaid distributions through the date of redemption; PROVIDED, that holders of the Trust Securities shall be given not less than 30 nor more than 60 days notice of such redemption.

          11. SUBORDINATION. The payment of the principal of, interest on or any other amounts due on the Securities is subordinated in right of payment to all existing and future Senior Indebtedness (as defined below) of the Company, as described in the Indenture. Each holder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

          Senior Indebtedness shall mean in respect of the Company (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by the Company, (ii) all capital lease obligations of the Company, (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of the Company of the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise, (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), except for (1) any such indebtedness that is by its terms subordinated to or PARI PASSU with the Securities and (2) any indebtedness (including all other debt securities and guarantees in respect of those debt securities) initially issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other similar securities and
(vii) interest accruing subsequent to events of bankruptcy of the Company and its subsidiaries at the rate provided for in the documentation governing such Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under relevant bankruptcy law.

          12. REGISTRATION, TRANSFER, EXCHANGE AND DENOMINATIONS. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in minimum denominations of $100,000 in principal amount (before giving effect to any partial redemption) and any integral multiple of $1,000 above $100,000 thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          13. PERSONS DEEMED OWNERS. Except as provided in Section 3 hereof, the registered Holder of a Security may be treated as its owner for all purposes.

          14. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, holders of Securities entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          15. DEFAULTS AND REMEDIES. The Securities shall be subject to the Events of Default as set forth in Section 5.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities by notice to the Company and the Trustee may declare all the principal of all of the Securities and any other amounts payable under the Indenture to be due and payable immediately; PROVIDED, that, if the Property Trustee is the sole Holder of the Security and if, upon an Event of Default, the Trustee or the Holders of not less than 25% in aggregate principal amount of the then outstanding Securities fail to declare the principal of all the Securities to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of Capital Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal and all accrued interest shall become immediately due and payable; PROVIDED, that the payment of principal, premium, if any, and interest on such Securities shall remain subordinated to the extent provided in the Indenture.

          The holders of a majority in principal amount of the Securities then outstanding by written notice to the Company and the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee and the Property Trustee. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

          16. AMENDMENTS, SUPPLEMENTS AND WAIVERS. The Indenture permits, subject to the rights of holders of Capital Securities set forth therein and in the Declaration and with certain other exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities, subject to the right of the holders of the Capital Securities set forth therein and in the Declaration, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. The above description of amendments, supplements and waivers is qualified by reference to, and subject in its entirety by the more complete description thereof contained in the Indenture.

          17. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture. Any Agent may do the same with like rights.

          18. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          19. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE SECURITIES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          20. AUTHENTICATION. The Securities shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

          21. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT
(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A
(= Uniform Gifts to Minors Act).

          22. AGREED TAX TREATMENT. The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree to treat this Security as indebtedness for United States federal, state and local tax purposes.

          The Company will furnish to any Holder of the Securities upon written request and without charge a copy of the Indenture. Request may be made to:


               Zenith National Insurance Corp.
               21255 Califa Street
               Woodland Hills, California 91367-5021

               Attention of:  Chief Financial Officer

                         ASSIGNMENT FORM

          To assign this Security, fill in the form below:

          (I) or (we) assign and transfer this Security to


--------------------------------------------------------------------------------
      (Insert assignee's social security or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (Print or type assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


                    Your Signature:
                                   ---------------------------------------------
                                   (Sign exactly as your name appears on the other side of this Security)

                    Date:
                          ------------------------------------------------------

                    Signature Guarantee:  (2)
                                             -----------------------------------
-------------------
2. Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                            SCHEDULE A

          The initial principal amount of this Global Debenture shall be $77,320,000. The following increases or decreases in the principal amount of this Global Debenture have been made:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                   Principal
               Amount of increase               Amount of this
              in Principal Amount    Amount of      Global        Signature of
                 of this Global     decrease in    Debenture       authorized
              Debenture including    Principal     Security        officer of
                upon exercise of     Amount of  following such     Trustee or
                 over-allotment     this Global   decrease or      Securities
Date Made            option          Debenture     increase        Custodian
-------------------------------------------------------------------------------

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
                                       13